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                                                                    EXHIBIT 99.2


                   KUPPER PARKER COMMUNICATIONS, INCORPORATED
                  SARBANES-OXLEY ACT SECTION 906 CERTIFICATION


In connection with this annual report on Form 10-KSB of Kupper Parker Communications, Incorporated for the year ended October 31, 2002, I, John Rezich, Chief Financial Officer of Kupper Parker Communications, Incorporated, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

    1. this Form 10-KSB for the year ended October 31, 2002 fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

    2. the information contained in this Form 10-KSB for the year ended October 31, 2002 fairly presents, in all material respects, the financial condition and results of operations of Kupper Parker Communications, Incorporated.


Date: January 27, 2003

/s/   John Rezich
-----------------

John Rezich
Chief Financial Officer
Kupper Parker Communications, Incorporated